U.S.I. Holdings Corporation

Investor Presentation

March 2005

About Forward-Looking Statements

This document and the related oral presentation include forward-looking statements that are subject to a number of risks and uncertainties, many of which are beyond the control of U.S.I. Holdings Corporation, which may include statements about:

its business strategy;

its financial strategy;

its future operating results;

the integration of its operations with businesses or assets that it has acquired or may acquire in the future;

competition from others in the insurance agency and brokerage business;

future regulatory actions and conditions in the states in which it conducts its business; and

its plans, objectives, expectations and intentions contained in this document that are not historical.

All statements other than statements of historical fact included in this or the related oral presentation, including statements regarding USI’s strategy, financial position, estimated revenues and losses, projected costs, prospects and plans and objectives of management, including the benefits expected to be derived from the implementation of USI’s business strategy, are forward-looking statements. When used in this document, the words “will,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. All forward-looking statements speak only as of the date of this document. You should not place undue reliance on these forward-looking statements Although USI believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, USI cannot assure you that these plans, intentions or expectations will be achieved. USI discloses important factors that could cause its actual results to differ materially from its expectations under “Risk Factors”, “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” and elsewhere in its filings with the Securities and Exchange Commission. These cautionary statements qualify all forward-looking statements attributable to USI or persons acting on its behalf.

USI Senior Management Team

Name Position Industry Experience Age

David Eslick Chairman, President and CEO 25 46

Jeff Jones Chief Marketing Officer 28 50

Bob Schneider EVP & Chief Financial Officer 26 51

Ed Bowler Senior VP, Corporate Development 17 48

Ernest Newborn Senior VP, General Counsel and Secretary 15 47

Robert Nesbit Senior VP, Human Resources 1 48

Experience with 200+ acquisitions sourced, completed, and integrated

Team has worked together in USI and other brokers for many years

USI Profile

A Market Leader

9th largest U.S. Broker based on 2003 revenues (a)

Leading Benefits Broker (represents 42% of 2004 total revenues)

National Scale with a Local Presence

78 Offices in 20 states

500+ sales professionals

More than 60,000 commercial clients

Middle Market Focus

Approximately 1.1 million middle market businesses in the U.S.

Predominantly served by local and regional brokers

Buying decisions are made by CEOs and CFOs who value convenience who and comprehensive advice

Broad Product Resources and Distribution Capability

Property & casualty, health & welfare, and financial services

5 broad product categories – over 20 products and services

Demonstrated Cross-Selling Success

52% of top 400 clients with at least 2 broad product categories

(a) Source: July 2004 Business Insurance magazine

Investment Highlights

Achieve annual cash earnings growth of at least 15%

Consistent organic growth through all market and economic cycles

Diversified revenue mix

Proven, proactive cross-selling capability

Focused strategy for EBITDA margin expansion

Augment growth with accretive acquisitions

Target at least 10% of prior year’s revenue

Management directly aligned with shareholders’ interest

Substantial % of personal net worth is in USI equity

5% of USI fully diluted ownership

Revenue Diversity

Diversified Revenue Mix

Property and Casualty 58%

Group Employee Benefits 35%

Specialized Benefits Services 7%

Total 2004 Revenues = $407 MM

National Scale and Local Presence*

West Coast 22%

Midwest 9%

Northeast 37%

Southwest 15%

Midatlantic 10%

Southeast 7%

Corporate

USI Offices

*Pro forma for Summit Global Partners & Patterson Smith acquisitions.

Broad Array of Products and Services

Retail Insurance Brokerage

Property and Casualty

General Commercial Liability

Workers’ Compensation

Fidelity and Surety Bonds

Professional Liability

Personal Lines (Auto, Home, etc.)

Group Employee Benefits

Health

Life

Disability

Dental

Wealth Management Products

Life

Disability

Estate Planning

Business Succession

Annuities

Alternative Distribution & Other Products

Workplace Benefits

Core Benefits

Voluntary Benefits

Section 125 Plans

Flexible Spending Accounts

Total Compensation

Electronic Surveys

Print Communications

Association & Other Endorsed Products

Life, Health and Disability

Professional Liability

Workers’ Compensation

General Commercial Liability

Travel Insurance and Related Services

Personal Lines (Auto, Home, etc.)

Employee Benefit Consulting & Administration

Defined Contribution

Defined Benefit/Actuarial

Related Legal/Compliance

Employee Benefits Outsourcing

Sales Management

Proactively manage sales behavior

Standardized weekly sales meetings across all offices

Formalized goal setting and pipeline management process

Stewardship – client retention

USI’s passionate client-centric focus

Cross-Selling

Continued focus, training, measurement and incentives

Increase from 20% of total sales to ultimately 50%

New business production

Standard technology platform for monitoring and forecasting sales

New producer recruitment

Organic Growth Strategy

10%

0%

-10%

-20%

Formal stewardship process for all accounts over $50,000

Increase penetration of cross selling across product lines

P&C and benefits provide balance

Exposure units mitigate fluctuations

8% of current business

Shifting contracts to become more recurring

Acquisition of recurring revenues

(-7%) (-10%) (-10%) (-8%) (+24%) (+25%) (+4%) (-4%) (0%)

Consistent and aggressive sales management nationally

SFA for 100% of producers

Actively manage pipeline

Cross selling is mandatory

Proactively recruiting producers

Superior solutions for clients

“Best Efforts” on large accounts

Lost Business Non-Recurring Gross New Rate / Exp.

Current

Target

Cross-Selling Strategy and Benefits

Strategy

Single distribution point for multiple products and services

Definition of cross-sell must be across five broad product categories

Compensation and recognition practices reinforce cross-selling culture

Aggressive local management of cross selling activities

Cross-selling is a MANDATORY activity

Benefits

Cross-selling leverages relationships by allowing clients to use one trusted advisor for all insurance and employee benefit needs

Improved client retention

Additional revenue from cross-selling enhances organic growth rates

Cross-selling perpetuates revenue diversification by encouraging sales from other product and service categories

Reduced acquisition costs due to leveraging existing relationships

Product diversification and cross selling opportunity is a differentiator in our M&A activities

Increases Organic Revenue Growth,

Improves Client Retention and Perpetuates Revenue Diversification

Proven Strategy and Opportunity

Cross-Sell Matrix

Top 15 clients ranked by revenues

Business Property & Casualty Employee Benefits Retirement Core Benefit Enrollment Executive Benefits

Account Name Package GL Umbrella Auto WC Surety Health Life Disability Retire/40 1k Voluntary Pers.P&C Life Disability Estate Def.Comp

Sold business or currently being provided to client Proposed and pending Blocked or proposed; did not sell the account

Account 1 Account 2 Account 3 Account 4 Account 5 Account 6 Account 7 Account 8 Account 9 Account 10 Account 11 Account 12 Account 13 Account 14 Account 15

Cross-Selling Success

# of Product

Categories Sold

1 or more

2+

3+

4+

Top 15 Accounts

2002 2003 2004

15 15 15

10 14 13

7 9 8

4 3 5

Top 400 Accounts

2002 2003 2004

400 400 400

173 189 207

66 67 78

25 30 36

Product Category 2004 Retention

1 92%

2 96%

3 100%

4+ 98%

Overall Retention 95%

= Increase = Decrease

Retention Success

Stewardship accounts

Retention 2003 = mid 80s

Retention 2004 = 91.0%

Overall retention (financial impact)

Q1 2004 = 87.4% Q2 2004 = 88.6% Q3 2004 = 89.3% Q4 2004 = 90.4%

Operations Summary

Organizational structure in place and scalable as USI grows

Proactive regional oversight and communication

Flash Calls – first week of every month

CEO Calls – third week of every month

Executive Board – every quarter

Expenses are tracked and compared at a detailed level by region and by operating company

Detailed plans are in place to drive Field Margin to 32.0% of revenue

Comprehensive budgeting and business planning process

Strict compliance with policy and procedures

Margin Expansion

60% 50% 40% 30% 20% 10% 0%

54.1% 52.0% -53.0%

220 bps Field Comp

Eliminate duplicate functions

Utilize automation for efficiencies

Justification for all new hires

Mgmt and staff incentive plans

House business to salaried associates

Small business to service centers

Leverage USI purchasing power

Benchmark operating metrics and drive to best practices

Technology related savings projects

Consolidate real estate and improve efficiency as legacy leases expire

Corporate expense grows at less than 40% of revenue growth

Infrastructure largely in place for next three years

Certain one-time expenses run out of corporate numbers

19.0% 16.0% -17.0%

260 bps Field Opex

6.8%

4.0%

150 bps Corporate

20.1% 26.0% -28.0%

630 bps EBITDA

Current

Target

Disciplined Acquisition Strategy

Highly fragmented industry with over 30,000 agencies within P&C brokerage, employee benefits, worksite marketing, etc.

USI’s highly experienced management team has demonstrated its ability to identify, negotiate, consummate and integrate over 200 acquisitions

Disciplined acquisition strategy

Strong management talent, with desire to grow beyond stand-alone capabilities

Current geographic footprint

Fold-in acquisitions preferred

Must meet financial criteria

Accretive to cash earnings per share in first 12 months

Target purchase price within 6-7 times Pro Forma EBITDA (excluding synergies)

Mix of cash, seller notes and stock

Use multiple techniques to ensure that financial results meet expectations

Minimum IRR of 15% for stand-alone operations and 12% for fold-in operations

Passed on 39 potential transactions, approximately $262 million in revenue, that did not meet our criteria during 2004 and YTD 2005

Due Diligence and Integration Process

Comprehensive due diligence process

Financial review

Operational review

Legal review

Human resource review

Detailed presentation to our Board of Directors

Business overview

Investment considerations

Historical and forecasted results

Cash flow and IRR

Impact on USI Income Statement

Immediate integration process

Plan in place at date of acquisition

Synergies clearly identified

Monitoring and tracking of identified synergies and other deliverables

2003-2005 Acquisitions

Agency	Revenue (MM)	Location	Auction	Footprint	Price
Guild Agency	$ 2.4	Westbury, NY	No	Yes	Yes
Hastings Tapley	$ 11.8	Boston, Mass	No	Yes	Yes
BMI Insurance	$ 4.5	Long Beach, CA	No	Yes	Yes
O'Leary-Kientz	$ 4.1	Cincinnati, OH	No	Yes	Yes
Benefits Team	$ 1.9	Houston, TX	No	Yes	Yes
Diversified Insurance	$ 0.8	Chicago, IL	No	Yes	Yes
Bertholon-Rowland Corp.	$ 25.0	New York, NY	No	Yes	Yes
Dodge, Warren, & Peters	$ 25.0	Los Angeles, CA	No	Yes	No
Future Planning Associates	$ 10.0	Matawan, NJ	No	Yes	Yes
Benefit Partners of America	$ 4.0	Nashville, TN	No	Yes	Yes
Patterson Smith	$ 11.0	Falls Church, VA	No	Yes	Yes
Summit Global Partners	$ 66.0	TX, FL, IL, CA, other	No	Yes	Yes
Total	$ 166.5				

= Meets (cyan) = Does Not (yellow)

17

USI

U.S.I Holdings Corporation

Financial Overview

Total Revenues

$ in thousands

500,000 400,000 300,000 200,000 100,000 -

4-Year CAGR: 8.8%

2001 2002 2003 2004

(no acquisitions)

EBITDA

$ in thousands

100,000 80,000 60,000 40,000 20,000 -

4-Year CAGR: 10.0%

2001 2002 2003 2004 (a)

(a) 2004 Excludes $12.4 million in Identified 4th Quarter Expenses related to the Company’s margin improvement plan.

USI Operating Income Statement

($ in thousands) Year Ended

2004 2003 2002

Total Revenues $407,198 $345,531 $321,426

Operating Expenses 325,425 272,399 259,544

EBITDA 81,773 73,132 61,882

Non-Operating Expenses 40,848 44,686 51,704

Income (Loss) From Continuing Operations

Before Income Tax Expense/Benefit 40,925 28,446 10,178

Income Tax Expense (Benefit) 17,315 (4,035) (518)

Net Income (Loss) $23,610 $32,481 $10,696

Amortization 23,663 21,321 20,758

Net Income Adding Back Amortization 47,273 53,802 31,454

Net Income (Loss) Per Common Share $0.48 $0.42 N/M

Net Income (Loss) Adding Back Amortization Per

Common Share (a) $0.96 $0.88 N/M

(a) 2004 excludes $12.4 million in Identified 4th Quarter Expenses related to the Company’s margin improvement plan. Reflects a normalized tax rate of 41% for 2003.

Reconciliation to GAAP

Identified 4th Quarter Expenses:

On December 20, 2004, USI announced that its Board of Directors had approved a plan to take steps to reduce ongoing operating expenses. As a result of these actions, the Company recorded expenses of $12.4 million in the fourth quarter of 2004 ("Identified Fourth Quarter Expenses"). The expenses were comprised of restructuring of sales professionals' agreements ($3.9 million), facilities closures ($3.4 million), contract terminations ($2.7 million) and employee severance and related benefits ($2.4 million). The plan is expected to result in cost savings of approximately $6.0 million in 2005, before taxes.

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,				
	2004 As Reported	Identified Fourth Quarter	2004 Excluding Identified Expenses		2004 As Reported		Identified Fourth Quarter	2004 Excluding Identified Expenses	
	(Dollars in Thousands)								
Revenues	$ 112,836	$ -	$ 112,836		$ 407,198		$ -	$ 407,198	
Compensation and employee benefits	67,166	(6,277)	60,889		237,267		(6,277)	230,990	
Other operating expenses	33,627	(6,093)	27,534		99,962		(6,093)	93,869	
Stock-based compensation	177	-	177		567		-	567	
EBITDA	11,866	10.5%	24,236	21.5%	69,402	17.0%		81,772	20.1%
Amortization of intangible assets	5,890	-	5,890		23,663		-	23,663	
Depreciation	2,205	-	2,205		8,654		-	8,654	
Interest	2,422	-	2,422		8,531		-	8,531	
Early extinguishment of debt	-	-	-		-		-	-	
Income from continuing operations before income tax expense	1,349		13,719	12.2%	28,554			40,924	10.1%
Income tax expense (benefit)	1,449	4,823	6,272		12,473		4,823	17,296	
Income from continuing operations in accordance with GAAP	(100)		7,447		16,081			23,628	
Addback: Amortization of intangible assets	5,890	-	5,890		23,663		-	23,663	
Income from continuing operations plus amortization of intangible assets	$ 5,790		$ 13,337		$ 39,744			$ 47,291	
Weighted-Average Shares Outstanding:									
Diluted	49,472		49,472		49,127			49,127	

22

USI

Pro Forma Capitalization

($ thousands) As of December 31, 2004

Pro Forma

Actual As Adjusted (a)

Operating Cash $2,886 $27,921

Debt:

Term loan & revolver $128,438 $213,438

Seller notes and other debt 27,887 32,628

Total Debt 156,324 246,066

Total Stockholders’ Equity 327,565 404,554

Total Capitalization $483,889 $650,620

Leverage:

Debt/LTM EBITDA (b) 1.9x 2.4x

Debt/Total Capitalization 32.3% 37.8%

(a) Pro Forma As Adjusted reflects the full amount of the proceeds from the Equity Forward, the $90mm Term Loan increase and the additional adjustments related to the acquisition of Summit and Patterson Smith.

The USI Story

Consistency of Organic Revenue Growth

Revenue diversification

Cross-selling

Sales management

Significant Margin Expansion Opportunity

28% target

Strong Acquisition Opportunities

Growing high quality pipeline

Disciplined approach

USI story is attractive to target companies

Motivated and Focused Management Team

Aligned goals and strategies

Over 130 years of combined experience

U.S.I. Holdings Corporation

Investor Presentation

March 2005